UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2019

VENUS CONCEPT INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900

Toronto, Ontario M2J 4Y8

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (877) 848-8430

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by Venus Concept Inc. (the “Company”) on November 7, 2019 (the “Initial Form 8-K”) to include (i) audited consolidated financial statements of Venus Concept Ltd. (“Venus Concept”) for the years ended December 31, 2018 and 2017, (ii) unaudited condensed consolidated financial statement of Venus Concept for the nine months ended September 30, 2019, and (iii) unaudited pro forma condensed combined financial statements of the Company for the nine months ended September 30, 2019 and the year ended December 31, 2018 reflecting the business combination with Venus, which were permitted pursuant to Item 9 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date the Initial Form 8-K was required to be filed. In addition, the Company hereby amends Item 8.01 of the Initial Form 8-K to include the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Venus Concept for the nine months ended September 30, 2019.

Item 8.01.	Other Events.

The Company is providing the Management’s Discussion and Analysis of Financial Condition and Results of Operations of Venus Concept for the nine months ended September 30, 2019, which is filed as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Audited consolidated financial statements of Venus Concept for the years ended December  31, 2018 and 2017 including the independent auditor’s report of Deloitte LLP thereon, filed as Exhibit 99.2.

Unaudited condensed consolidated financial statements of Venus Concept for the three and nine month periods ended September 30, 2019 and 2018, filed as Exhibit 99.3.

(b)	Unaudited Pro Forma Financial Information

Unaudited pro forma condensed combined financial statements of the Company for the nine months ended September  30, 2019 and the year ended December 31, 2018, filed as Exhibit 99.4

(c)	Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description

23.1	Consent of Deloitte LLP

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Venus Concept Ltd. for the nine months ended September 30, 2019

99.2	Audited consolidated financial statements of Venus Concept Ltd. for the years ended December 31, 2018 and 2017

99.3	Unaudited condensed consolidated financial statements of Venus Concept Ltd. for the three and nine month periods ended September 30, 2019 and 2018

99.4	Unaudited pro forma condensed combined financial statements of Venus Concept Inc. for the nine months ended September 30, 2019 and the year ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: December 3, 2019	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer